UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

GRAFTECH INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 300 Park Center I

6100 Oak Tree Boulevard

Independence, Ohio 44131

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 17, 2015 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated May 17, 2015, with BCP IV GrafTech Holdings LP, a Delaware limited partnership (“Parent”), and Athena Acquisition Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Acquisition Sub merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly-owned subsidiary of Parent. Pursuant to the terms of the Merger Agreement, each Company stock option outstanding at the effective time of the Merger was cancelled and converted into the right to receive (without interest) an amount in cash (less applicable tax withholdings) equal to the product of (x) $5.05 (the “Offer Price”) less the per share exercise price of such Company stock option multiplied by (y) the aggregate number of shares of the Company’s common stock, par value $0.01 per share (the “Shares”) that were issuable upon exercise of such options immediately prior to the effective time of the Merger. For the avoidance of doubt, if the aggregate exercise price payable upon exercise of a Company stock option equals or exceeds the product of the Offer Price multiplied by the number of Shares underlying such Company stock option, such Company stock option will be cancelled for no consideration. Also pursuant to the Merger Agreement, the Preferred Stock owned by Parent and its subsidiaries will be cancelled and cease to exist and any accrued but unpaid dividends payable in respect of such Preferred Stock will be paid to Parent.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 18, 2015.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated and requested that the trading of Shares on the NYSE be suspended prior to market open on the Closing Date and that the listing of the Shares on the NYSE be withdrawn. In addition, the Company requested that the NYSE file with the SEC a notification on Form 25 to report the delisting of the Shares from the NYSE and to deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of Acquisition Sub’s acceptance for payment of all Shares that were validly tendered into and not withdrawn from the Offer and pursuant to the Offer to Purchase, dated May 26, 2015 (together with any amendments and supplements thereto, the “Offer to Purchase”), and in the related Letter of Transmittal (together with any amendments and supplements thereto, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”), filed as Exhibits (a)(1)(A) and (a)(1)(B), respectively, to the Schedule TO-T originally filed with the SEC by Parent on May 26, 2015, and the consummation of the Merger pursuant to Section 251(h) of the DGCL on the Closing Date, a change in control of the Company occurred and the Company now is a wholly-owned subsidiary of Parent. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

2.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, J. Peter Gordon, Denis Turcotte and Joel Hawthorne, the directors of Acquisition Sub immediately prior to the effective time of the Merger, became the directors of the Company, each to hold office in accordance with the certificate of incorporation and bylaws of the Company until their respective successors are duly elected or appointed and qualified.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation, as in effect immediately prior to the effective time of the Merger, was amended and restated in its entirety to read identically to the certificate of incorporation of Acquisition Sub, as in effect immediately prior to the effective time of the Merger (the “First Amended and Restated Certificate of Incorporation”). Following the Merger, the First Amended and Restated Certificate of Incorporation of the Company was amended and restated by a Certificate of Amendment filed with the Secretary of State of the State of Delaware on August 18, 2015, and such Second Amended and Restated Certificate of Incorporation is the certificate of incorporation of the Company (the “Second Amended and Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s bylaws, as in effect immediately prior to the effective time of the Merger, were amended and restated in their entirety (the “Amended and Restated By-laws”).

Copies of the First Amended and Restated Certificate of Incorporation, the Second Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are filed as Exhibits 3.1.1, 3.1.2 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

Press Release

On August 17, 2015, the Company and Brookfield Asset Management Inc. issued a joint press release relating to the completion of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto, which is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: August 18, 2015	By:	/s/ John D. Moran
John D. Moran Vice President, General Counsel and Secretary

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EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of May 17, 2015, by and among BCP IV GrafTech Holdings LP, Athena Acquisition Subsidiary Inc. and GrafTech International Ltd. (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by GrafTech International Ltd. with the SEC on May 18, 2015).

3.1.1	First Amended and Restated Certificate of Incorporation of GrafTech International Ltd.

3.1.2	Second Amended and Restated Certificate of Incorporation of GrafTech International Ltd.

3.2	Amended and Restated Bylaws of GrafTech International Ltd.

99.1	Joint Press Release of GrafTech International Ltd. and Brookfield Asset Management Inc., dated August 17, 2015.

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